ANNUAL REPORT

May 31, 2000




Mercury
U.S. Large Cap
Fund

OF MERCURY ASSET
MANAGEMENT FUNDS, INC.



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks long-term capital growth through investments primarily in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth. The Fund will seek to achieve its objective by investing all of its assets in Mercury Master U.S. Large Cap Portfolio of Mercury Asset Management Master Trust, which has the same investment objective as the Fund. The Fund's investment experience will correspond to the investment experience of the Portfolio.



Mercury U.S. Large Cap Fund of
Mercury Asset Management Funds, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERCURY MASTER U.S. LARGE CAP PORTFOLIO


SECTOR REPRESENTATION
As a Percentage of Net Assets as of May 31, 2000

A pie chart depicting the following percentages:

Basic Industry                              2.3%
Technology                                 27.6%
Finance                                    11.9%
Communications                              9.2%
Consumer Cyclical                           6.4%
Capital Goods                               9.3%
Health Care                                11.6%
Energy/Natural Resources                    9.9%
Consumer Staples                            8.6%
Cash & Cash Equivalents                     3.2%


INVESTMENTS AS OF MAY 31, 2000

                                        Percent of
Ten Largest Holdings                    Net Assets

General Electric Company                    6.5%
Exxon Mobil Corporation                     4.2
Intel Corporation                           3.4
American International Group, Inc.          3.2
Citigroup Inc.                              3.2
Microsoft Corporation                       3.1
PepsiCo, Inc.                               3.0
Wal-Mart Stores, Inc.                       2.9
Cisco Systems, Inc.                         2.8
United Technologies Corporation             2.7



                                        Percent of
Ten Largest Industries                  Net Assets

Pharmaceuticals                             9.2%
Oil & Gas                                   7.8
Communications Equipment                    6.7
Industrial Conglomerates                    6.5
Diversified Telecommunication
Services                                    6.5
Semiconductor Equipment &
Products                                    6.3
Diversified Financials                      5.6
Software                                    5.4
Multiline Retail                            4.4
Computers & Peripherals                     4.1



May 31, 2000
Mercury U.S. Large Cap Fund



DEAR SHAREHOLDER

Fiscal Year in Review
We are pleased to provide you with this annual report to shareholders for Mercury U.S. Large Cap Fund. For the fiscal year ended May 31, 2000, Mercury U.S. Large Cap Fund's Class I, Class A, Class B and Class C Shares had total returns of +14.53%, +14.24%, +13.36% and +13.36%, respectively. This compares with total returns of +13.96% for the Lipper Large-Cap Funds average and +10.48% for the unmanaged Standard & Poor's 500 (S&P 500) Index for the same period. (Investment results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 7--9 of this report to shareholders.) During the fiscal year, the Fund benefited from the strength of new economy stocks, such as JDS Uniphase Corporation, EMC Corporation and Sun Microsystems, Inc. However, the Fund's performance was hurt by the dramatic sell off of Internet-related companies. While our position in Internet-related companies was low, the Fund was exposed to the Internet infrastructure universe. Fund holdings in this area that suffered included VeriSign, Inc. and Siebel Systems, which we bought and sold during the last half of the fiscal year.

Investment Environment
The strong growth witnessed in the US equity markets in 1999 slowed somewhat during the six months ended May 31, 2000. The broader S&P 500 Index closed the six-month period ended May 31, 2000 up 2.9%, compared to +7.7% for the prior six-month period. The market continued its bullish run through the end of 1999 and into the first two months of 2000, but faltered as the first quarter of 2000 drew to a close.

Market volatility was extreme toward the end of the period, with the S&P 500 Index falling by 11% in the second week of April 2000 before rallying to recover much of this loss by the end of the month. The sharp sell-off in April was precipitated by a correction in the technology-laden National Association of Securities Dealers Automated Quotations (NASDAQ) Index, which fell 25% during the same period. A very similar scenario developed toward the end of May when the NASDAQ had a sharp correction off its lows, rising a record 19% in the last week of the month. Despite these intermittent sell-offs, technology still drove the overall market's performance, with the NASDAQ returning +38% for the 12 months ended May 31, 2000 against a broader market performance of +10% for the same period, as measured by the S&P 500 Index.

A key feature of the period was the inversion of the US Government yield curve in early February 2000 as the Government announced plans to buy back long-dated Treasury bonds. This inverted shape was more typical of a yield curve preceding an economic recession. Despite the technical reasons for the inversion, the equity market sold off cyclicals, which have the most to lose from a slowdown in economic growth. While this plagued the markets in February, the stance on cyclicals was quickly reversed in March and April when investors sought to move money out of technology and back into old economy stocks.


May 31, 2000
Mercury U.S. Large Cap Fund



The Federal Funds rate (the key US short-term interest rate) increased by 0.25% in November 1999, February 2000 and March 2000, and by 0.50% in May 2000 to close the period at 6.50%. This higher interest rate environment concerned investors about the outlook for growth in interest rate-sensitive sectors of the market and was the reason why the consumer cyclical and insurance sectors were the worst performers during the period. On the other hand, higher oil prices and improving global economic growth helped the energy and semiconductor sectors post the best performance for the period.

Economic data provided a mixed picture with gross domestic product
(GDP) growth running ahead of estimate, but inflation moving higher off a low base. Estimated fourth quarter of 1999 GDP growth was revised upward from 6.9% to 7.4%, while first quarter of 2000 GDP was 5.4%. In contrast, the headline inflation indicator, the core consumer price index, is running at about 2.1% on a year-over-year basis. The one key figure that the Federal Reserve Board remains very hawkish on, and a figure that caused some concern toward the end of April 2000, was the employment cost index. This index is one of the primary inflation indicators, and it came in well above expectations for the first quarter of 2000. The US dollar has remained solid against all major currencies thus far in 2000.

Throughout the period, but particularly toward the end of May, both volatility and daily traded volumes reached record levels, brought on in large part by poor market breadth. Only a handful of stocks drove the stock market higher for the first two months of the year and then the style rotation at the end of the period saw a frenzied move into old economy stocks, only to be moved back into technology at the end of May.



May 31, 2000
Mercury U.S. Large Cap Fund



Fourth quarter of 1999 earnings reports from most of the major companies were generally in line with consensus expectations, with upside surprise in selected areas of technology. Results for the first quarter of 2000 followed much the same trend, with a few exceptions. Some blue chip companies such as The Procter & Gamble Company had to pre-announce lower numbers, while in the technology sector strong numbers came from Sun Microsystems, Inc. and Oracle Corporation. Disappointing reports were released by Microsoft Corporation, Intel Corporation and Motorola, Inc. Microsoft's ongoing litigation issues continued to hurt the stock's performance and cast an overall negative pall on the market. In the retail sector, Wal-Mart Stores, Inc. stock fell on concerns of slowing growth from a record 1999. The financial sector painted a similar picture, with regional banks such as U.S. Bancorp and Bank One Corporation releasing disappointing fourth quarter results and brokerage houses and money center banks such as Morgan Stanley Dean Witter & Co. and Citigroup Inc. reporting record earnings as they shared in the lucrative business of equity underwriting and advising on large mergers.

Corporate merger and acquisition activity continued in 2000, with two of the largest mergers in history. America Online, Inc. announced its intention to merge with media company, Time Warner Inc. Healthcare was also a sector under change with the battle between Pfizer Inc. and American Home Products over Warner-Lambert Company finally being resolved in Pfizer's favor.

Portfolio Activities
There were two distinct periods of very different investor psychology during the 12-month period. Our overweighted positions in telecommunications and technology were solid performers in the second half of 1999 and into the new millennium, only to suffer during the NASDAQ correction in March and April. The style shift toward old economy stocks and out of technology was pronounced during these months and caused the Fund to underperform, primarily during April. While we retain a bias toward the quality growth issues in technology and telecommunications that we had favored throughout 1999 (such as EMC Corporation, Nortel Networks Corporation and Texas Instruments Incorporated), we moved the Portfolio into a slightly more defensive mode during April and May. We added some old economy stocks (Anheuser-Busch Companies, Inc. and The Boeing Company) in an effort to provide diversification to the Portfolio at a time when markets were seeing unprecedented volatility. This theme to the Portfolio is likely to persist until we believe that the market has gained a clearer direction and we are more comfortable with the performance of the US economy under the current monetary tightening phase.



May 31, 2000
Mercury U.S. Large Cap Fund


Investment Outlook
With increased volatility and short-term interest rates still rising, we have taken a slightly more cautious view of the US equity market. However, we continue to witness strong economic growth and generally low levels of inflation, both of which should provide support to equity valuations. Therefore, we continue to believe that there is good value in the US market. Volatility in the market is still high and appears unlikely to decline in the near term, but the earnings outlook remains positive and provides fundamental support for the market.

In Conclusion
We thank you for your investment in Mercury U.S. Large Cap Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



Jeffrey Peek
President



Portfolio Manager
Michael Morony


June 30, 2000



May 31, 2000
Mercury U.S. Large Cap Fund



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvest-ment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


RECENT PERFORMANCE RESULTS*
                                  6 Month       12 Month   Since Inception
As of May 31, 2000              Total Return  Total Return   Total Return
Class I                            -0.44%        +14.53%        +13.50%
Class A                            -0.62         +14.24         +13.10
Class B                            -0.88         +13.36         +12.00
Class C                            -0.88         +13.36         +12.00

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 1/29/99.



May 31, 2000
Mercury U.S. Large Cap Fund



FUND PERFORMANCE DATA (CONTINUED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph depicting total return based on a $10,000 investment of Mercury US Large Cap Class I and Class A Shares. Beginning and ending values are:

                                      1/29/99**        5/00

Mercury US Large Cap
Fund++++--Class I Shares*             $ 9,600        $10,754
Mercury US Large Cap
Fund++++--Class A Shares*             $ 9,600        $10,716
S&P 500 Index++++                     $10,000        $11,291


A line graph depicting total return based on a $10,000 investment of Mercury US Large Cap Class B and Class C Shares. Beginning and ending values are:

                                      1/29/99**        5/00

Mercury US Large Cap
Fund++++--Class B Shares*             $10,000        $10,800
Mercury US Large Cap
Fund++++--Class C Shares*             $10,000        $11,200
S&P 500 Index++++                     $10,000        $11,291


   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++The Fund invests all of its assets in Mercury Master U.S. Large
    Cap Portfolio of Mercury Asset Management Master Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth.
++++This unmanaged broad-based Index is comprised of 500 common stocks of the largest companies in the United States.

    Past performance is not indicative of future results.



May 31, 1999
Mercury U.S. Large Cap Fund


FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

Year Ended 3/31/00                        +19.31%        +13.04%
Inception (1/29/99)
through 3/31/00                           +20.40         +14.97

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

Year Ended 3/31/00                        +18.92%        +12.68%
Inception (1/29/99)
through 3/31/00                           +20.07         +14.65

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                         Without          With
Class B Shares*                            CDSC           CDSC**

Year Ended 3/31/00                        +17.98%        +13.98%
Inception (1/29/99)
through 3/31/00                           +19.16         +15.82

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                         Without          With
Class C Shares*                            CDSC           CDSC**

Year Ended 3/31/00                        +17.98%        +16.98%
Inception (1/29/99)
through 3/31/00                           +19.16         +18.33

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



May 31, 2000
Mercury U.S. Large Cap Fund



STATEMENT OF ASSETS AND LIABILITIES

As of May 31, 2000

MERCURY U.S. LARGE CAP FUND
Assets:
Investment in Mercury Master U.S. Large Cap Portfolio, at value (identified
cost--$905,134,051)                                                                                        $ 997,813,881
Prepaid registration fees                                                                                        155,037
                                                                                                           -------------
Total assets                                                                                                 997,968,918
                                                                                                           -------------

Liabilities:
Payable to distributor                                                                                           718,404
Payable to administrator                                                                                         106,269
Accrued expenses                                                                                                 127,059
                                                                                                           -------------
Total liabilities                                                                                                951,732
                                                                                                           -------------

Net Assets:
Net assets                                                                                                 $ 997,017,186
                                                                                                           =============

Net Assets Consist of:
Class I Shares of Common Stock, $.0001 par value, 100,000,000
shares authorized                                                                                          $       1,124
Class A Shares of Common Stock, $.0001 par value, 100,000,000
shares authorized                                                                                                    906
Class B Shares of Common Stock, $.0001 par value, 100,000,000
shares authorized                                                                                                  4,544
Class C Shares of Common Stock, $.0001 par value, 100,000,000
shares authorized                                                                                                  2,305
Paid-in capital in excess of par                                                                             883,068,467
Undistributed realized capital gains on investments from the Portfolio--net                                   21,260,010
Unrealized appreciation on investments from the Portfolio--net                                                92,679,830
                                                                                                           -------------
Net assets                                                                                                 $ 997,017,186
                                                                                                           =============

Net Asset Value:
Class I--Based on net assets of $127,630,114 and 11,242,555 shares
   outstanding                                                                                             $       11.35
                                                                                                           =============
Class A--Based on net assets of $102,453,636 and 9,056,215 shares
   outstanding                                                                                             $       11.31
                                                                                                           =============
Class B--Based on net assets of $508,801,894 and 45,437,677 shares
   outstanding                                                                                             $       11.20
                                                                                                           =============
Class C--Based on net assets of $258,131,542 and 23,053,063 shares
   outstanding                                                                                             $       11.20
                                                                                                           =============

See Notes to Financial Statements.


May 31, 2000
Mercury U.S. Large Cap Fund


STATEMENT OF OPERATIONS
For the Year Ended May 31, 2000

MERCURY U.S. LARGE CAP FUND
Investment Income:
Investment income allocated from the Portfolio                                            $  10,733,611
Expenses allocated from the Portfolio                                                        (5,426,254)
                                                                                          -------------
Net investment income from the Portfolio                                                      5,307,357
                                                                                          -------------

Expenses:
Account maintenance and distribution fees--Class B                        $  5,181,264
Account maintenance and distribution fees--Class C                           2,661,701
Administration fee                                                           1,540,585
Transfer agent fees--Class B                                                   510,153
Account maintenance fees--Class A                                              303,203
Transfer agent fees--Class C                                                   274,115
Transfer agent fees--Class A                                                    99,511
Transfer agent fees--Class I                                                    98,402
Printing and shareholder reports                                                93,982
Professional fees                                                               63,587
Offering costs                                                                  51,749
Registration fees                                                               17,526
Other                                                                            1,540
                                                                         -------------
Total expenses                                                                               10,897,318
                                                                                          -------------
Investment loss--net                                                                         (5,589,961)
                                                                                          -------------

Realized & Unrealized Gain from the Portfolio--Net:
Realized gain from the Portfolio on investments--net                                         28,108,373
Change in unrealized appreciation/depreciation on investments
from the Portfolio--net                                                                     103,699,942
                                                                                          -------------
Net Increase in Net Assets Resulting from Operations                                      $ 126,218,354
                                                                                          =============

See Notes to Financial Statements.


May 31, 2000
Mercury U.S. Large Cap Fund


STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY U.S. LARGE CAP FUND
                                                                           For the      For the Period
                                                                         Year Ended    January 29, 1999++
                                                                           May 31,         to May 31,
Increase (Decrease) in Net Assets:                                          2000             1999
Operations:
Investment loss--net                                                     $  (5,589,961)   $  (1,733,591)
Realized gain (loss) on investments from the
Portfolio--net                                                              28,108,373       (1,326,283)
Change in unrealized appreciation/depreciation on
investments from the Portfolio--net                                        103,699,942      (11,020,112)
                                                                         -------------    -------------
Net increase (decrease) in net assets resulting from
operations                                                                 126,218,354      (14,079,986)
                                                                         -------------    -------------

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital
share transactions                                                         (51,976,375)     936,755,193
                                                                         -------------    -------------

Net Assets:
Total increase in net assets                                                74,241,979      922,675,207
Beginning of period                                                        922,775,207          100,000
                                                                         -------------    -------------
End of period                                                            $ 997,017,186    $ 922,775,207
                                                                         =============    =============


++Commencement of operations.

See Notes to Financial Statements.


May 31, 2000
Mercury U.S. Large Cap Fund


FINANCIAL HIGHLIGHTS

MERCURY U.S. LARGE CAP FUND

The following per share data and ratios have been derived from information provided in the financial statements.
                                                           Class I                       Class A
                                                                   For the                       For the
                                                    For the         Period        For the         Period
                                                      Year         Jan. 29,         Year         Jan. 29,
                                                     Ended        1999++ to        Ended        1999++ to
                                                    May 31,        May 31,        May 31,        May 31,
Increase (Decrease) in Net Asset Value:              2000++++++      1999          2000++++++      1999
Per Share Operating Performance:
Net asset value, beginning of period                $   9.91       $  10.00       $   9.90       $  10.00
                                                    --------       --------       --------       --------
Investment income (loss)--net                            .03             --+++++        --+++++        --+++++
Realized and unrealized gain (loss) on
investments from the Portfolio--net                     1.41           (.09)          1.41           (.10)
                                                    --------       --------       --------       --------
Total from investment operations                        1.44           (.09)          1.41           (.10)
                                                    --------       --------       --------       --------
Net asset value, end of period                      $  11.35       $   9.91       $  11.31       $   9.90
                                                    ========       ========       ========       ========

Total Investment Return:**
Based on net asset value per share                    14.53%          (.90%)+++      14.24%        (1.00%)+++
                                                    ========       ========       ========       ========

Ratios to Average Net Assets:
Expenses++++                                            .78%           .94%*         1.03%          1.19%*
                                                    ========       ========       ========       ========
Investment income (loss)--net                           .27%           .28%*          .01%          (.04%)*
                                                    ========       ========       ========       ========

Supplemental Data:
Net assets, end of period (in thousands)            $127,630       $103,709       $102,454       $121,826
                                                    ========       ========       ========       ========


     *Annualized.
    **Total investment returns exclude the effects of sales charges.
    ++Commencement of operations.
  ++++Includes the Fund's share of the Portfolio's allocated expenses.
++++++Based on average shares outstanding.
   +++Aggregate total investment return.
 +++++Amount is less than $.01 per share.

      See Notes to Financial Statements.



May 31, 2000
Mercury U.S. Large Cap Fund


FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY U.S. LARGE CAP FUND

The following per share data and ratios have been derived from information provided in the financial statements.
                                                         Class B                       Class C
                                                                   For the                       For the
                                                    For the         Period        For the         Period
                                                      Year         Jan. 29,         Year         Jan. 29,
                                                     Ended        1999++ to        Ended        1999++ to
                                                    May 31,        May 31,        May 31,        May 31,
Increase (Decrease) in Net Asset Value:              2000++++++      1999          2000++++++      1999
Per Share Operating Performance:
Net asset value, beginning of period                $   9.88       $  10.00       $   9.88       $  10.00
                                                    --------       --------       --------       --------
Investment loss--net                                    (.08)          (.03)          (.08)          (.02)
Realized and unrealized gain (loss) on
investments from the Portfolio--net                     1.40           (.09)          1.40           (.10)
                                                    --------       --------       --------       --------
Total from investment operations                        1.32           (.12)          1.32           (.12)
                                                    --------       --------       --------       --------
Net asset value, end of period                      $  11.20       $   9.88       $  11.20       $   9.88
                                                    ========       ========       ========       ========

Total Investment Return:**
Based on net asset value per share                    13.36%         (1.20%)+++     13.36%         (1.20%)+++
                                                    ========       ========       ========       ========

Ratios to Average Net Assets:
Expenses++++                                           1.80%          1.96%*         1.80%          1.96%*
                                                    ========       ========       ========       ========
Investment loss--net                                   (.75%)         (.82%)*        (.76%)        (.82%)*
                                                    ========       ========       ========       ========

Supplemental Data:
Net assets, end of period (in thousands)            $508,802       $460,464       $258,131       $236,776
                                                    ========       ========       ========       ========



     *Annualized.
    **Total investment returns exclude the effects of sales charges.
    ++Commencement of operations.
  ++++Includes the Fund's share of the Portfolio's allocated expenses.
++++++Based on average shares outstanding.
   +++Aggregate total investment return.

      See Notes to Financial Statements.


May 31, 2000
Mercury U.S. Large Cap Fund



NOTES TO FINANCIAL STATEMENTS

MERCURY U.S. LARGE CAP FUND
1 Significant Accounting Policies:
Mercury U.S. Large Cap Fund (the "Fund") is a part of Mercury Asset Management Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master U.S. Large Cap Portfolio (the "Portfolio") of Mercury Asset Management Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Valuation of securities is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Income--The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions are accounted for on a trade date basis.


May 31, 2000
Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $67,881 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $5,522,080 has been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:
The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .15% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.
The Corporation has also entered into a Distribution Agreement and Distribution Plans with Mercury Funds Distributor ("MFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                             Account
                                         Maintenance Fee    Distribution Fee

Class A                                        .25%               --
Class B                                        .25%              .75%
Class C                                        .25%              .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2000, MFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:


                                               MFD               MLPF&S

Class I                                      $   120            $  1,999
Class A                                      $24,886            $324,248



May 31, 2000
Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For the year ended May 31, 2000, MLPF&S received contingent deferred sales charges of $2,085,006 and $271,133 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $39,674 and $13,801 relating to transactions subject to front-end sales charge waivers in Class I and Class A Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, Mercury Asset Management International Ltd. (Mercury International), FAM, PSI, PFD, FDS, and/or ML & Co.

3 Investments:
Increases and decreases in the Fund's investment in the Portfolio for the year ended May 31, 2000 were $35,428,659 and $98,530,491, respectively.

4 Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(51,976,375) and $936,755,193 for the year ended May 31, 2000 and for the period January 29, 1999 to May 31, 1999, respectively.

Transactions in capital shares for each class were as follows:

Class I Shares for the Year
Ended May 31, 2000                             Shares      Dollar Amount

Shares sold                                   3,474,706     $ 39,139,709
Shares redeemed                              (2,693,838)     (30,112,246)
                                           ------------     ------------
Net increase                                    780,868     $  9,027,463
                                           ============     ============


Class I Shares for the Period January 29, 1999++

to May 31, 1999                                Shares      Dollar Amount

Shares sold                                  11,040,475     $112,204,404
Shares redeemed                                (581,288)      (5,951,042)
                                           ------------     ------------
Net increase                                 10,459,187     $106,253,362
                                           ============     ============

++Prior to January 29, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.



MAY 31, 2000
MERCURY U.S. LARGE CAP FUND


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

Class A Shares for the Year
Ended May 31, 2000                             Shares      Dollar Amount

Shares sold                                   1,751,456     $ 19,023,173
Automatic conversion of shares                       64              703
                                           ------------     ------------
Total issued                                  1,751,520       19,023,876
Shares redeemed                              (4,996,304)     (55,321,809)
                                           ------------     ------------
Net decrease                                 (3,244,784)    $(36,297,933)
                                           ============     ============


Class A Shares for the Period January 29, 1999++
to May 31, 1999                               Shares       Dollar Amount

Shares sold                                  13,021,908     $130,676,870
Shares redeemed                                (723,409)      (7,288,570)
                                           ------------     ------------
Net increase                                 12,298,499     $123,388,300
                                           ============     ============

++Prior to January 29, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.


Class B Shares for the Year
Ended May 31, 2000                            Shares       Dollar Amount

Shares sold                                   5,656,704     $ 62,249,814
Automatic conversion of shares                      (64)            (703)
Shares redeemed                              (6,829,349)     (76,087,707)
                                           ------------     ------------
Net decrease                                 (1,172,709)    $(13,838,596)
                                           ============     ============


Class B Shares for the Period January 29, 1999++

to May 31, 1999                               Shares       Dollar Amount

Shares sold                                  48,075,512     $481,578,245
Shares redeemed                              (1,467,626)     (14,818,009)
                                           ------------     ------------
Net increase                                 46,607,886     $466,760,236
                                           ============     ============


++Prior to January 29, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.


Class C Shares for the Year
Ended May 31, 2000                            Shares       Dollar Amount

Shares sold                                   4,903,043     $ 54,334,744
Shares redeemed                              (5,817,829)     (65,202,053)
                                           ------------     ------------
Net decrease                                   (914,786)    $(10,867,309)
                                           ============     ============


Class C Shares for the Period January 29, 1999++
to May 31, 1999                               Shares       Dollar Amount

Shares sold                                  24,968,499     $250,490,253
Shares redeemed                              (1,003,150)     (10,136,958)
                                           ------------     ------------
Net increase                                 23,965,349     $240,353,295
                                           ============     ============


++Prior to January 29, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.


May 31, 2000
Mercury U.S. Large Cap Fund


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT
MERCURY U.S. LARGE CAP FUND

The Board of Directors and Shareholders,
Mercury U.S. Large Cap Fund (One of the Series constituting
Mercury Asset Management Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Mercury U.S. Large Cap Fund as of May 31, 2000, the related statements of operations for the year then ended and changes in net assets, and the financial highlights for the year then ended and for the period January 29, 1999 (commencement of operations) to May 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury U.S. Large Cap Fund as of May 31, 2000, the results of its operations for the year then ended and the changes in its net assets, and the financial highlights for the year then ended and for the period January 29, 1999 (commencement of operations) to May 31, 1999 in accordance with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
July 6, 2000
</AUDIT-REPORT>



May 31, 2000
Mercury U.S. Large Cap Fund


SCHEDULE OF INVESTMENTS

MERCURY MASTER U.S. LARGE CAP PORTFOLIO
                                                                                                In US Dollars
                                Shares                                                                 Percent of
Industries                       Held                Common Stocks                            Value    Net Assets
Aerospace &                     109,500    The Boeing Company                             $   4,277,289    0.4%
Defense                         447,100    United Technologies Corporation                   27,021,606    2.7
                                                                                          -------------  ------
                                                                                             31,298,895    3.1

Automobiles                     256,800    Ford Motor Company                                12,470,850    1.3

Banks                           228,500    The Chase Manhattan Corporation                   17,066,094    1.7
                                353,500    FleetBoston Financial Corporation                 13,366,719    1.3
                                                                                          -------------  ------
                                                                                             30,432,813    3.0

Beverages                        95,100    Anheuser-Busch Companies,  Inc.                    7,370,250    0.7
                                725,300    PepsiCo, Inc.                                     29,510,644    3.0
                                                                                          -------------  ------
                                                                                             36,880,894    3.7

Biotechnology                   150,900  ++Amgen Inc.                                         9,601,012    1.0

Communi-                         87,200  ++Amdocs Limited                                     5,400,950    0.6
cations                         484,700  ++Cisco Systems, Inc.                               27,597,606    2.8
Equipment                        65,300  ++Efficient Networks, Inc.                           3,150,725    0.3
                                116,400  ++JDS Uniphase Corporation                          10,235,925    1.0
                                366,600    Nortel Networks Corporation                       19,910,963    2.0
                                                                                          -------------  ------
                                                                                             66,296,169    6.7

Computers &                     347,100  ++Dell Computer Corporation                         14,968,687    1.5
Peripherals                     115,430  ++EMC Corporation                                   13,425,952    1.3
                                167,900  ++Sun Microsystems, Inc.                            12,865,338    1.3
                                                                                          -------------  ------
                                                                                             41,259,977    4.1

Diversified                     448,200    American Express Company                          24,118,762    2.4
Financials                      510,600    Citigroup Inc.                                    31,752,937    3.2
                                                                                          -------------  ------
                                                                                             55,871,699    5.6

Diversified                     264,250    AT&T Corp.                                         9,166,172    0.9

Telecom-                        490,700    Bell Atlantic Corporation                         25,945,762    2.6
munication                      130,200  ++Level 3 Communications, Inc.                       9,935,888    1.0
Services                        205,700    SBC Communications Inc.                            8,986,519    0.9
                                186,200    Sprint Corp. (FON Group)                          11,265,100    1.1
                                                                                          -------------  ------
                                                                                             65,299,441    6.5

Energy                          196,000    Halliburton Company                                9,996,000    1.0
Equipment &                     148,000    Schlumberger Limited                              10,887,250    1.1
Service                                                                                   -------------  ------
                                                                                             20,883,250    2.1

Food & Drug                     153,700  ++Safeway Inc.                                       7,089,413    0.7
Retailing                       764,700    Walgreen Co.                                      21,698,363    2.2
                                                                                          -------------  ------
                                                                                             28,787,776    2.9


May 31, 2000
Mercury U.S. Large Cap Fund


SCHEDULE OF INVESTMENTS

MERCURY MASTER U.S. LARGE CAP PORTFOLIO
                                                                                                In US Dollars
                               Shares                                                                  Percent of
Industries                      Held                 Common Stocks                            Value    Net Assets
Health Care                     280,400    Medtronic, Inc.                                $  14,475,650    1.5%
Equipment &
Supplies

Household                       138,800    The Procter & Gamble Company                       9,230,200    0.9
Products

IT Consulting                   195,800    Electronic Data Systems Corporation               12,592,387    1.3
& Services

Industrial                    1,241,100    General Electric Company                          65,312,887    6.5
Conglomerates

Insurance                       286,675    American International Group, Inc.                32,268,855    3.2

Internet                        374,500  ++America Online, Inc.                              19,848,500    2.0
Software &                      145,000  ++Commerce One, Inc.                                 5,183,750    0.5
Services                         72,400  ++TIBCO Software Inc.                                4,022,725    0.4
                                 68,400  ++VeriSign, Inc.                                     9,255,375    0.9
                                                                                          -------------  ------
                                                                                             38,310,350    3.8

Multiline                       288,800  ++Kohl's Corporation                                14,945,400    1.5
Retail                          499,560    Wal-Mart Stores, Inc.                             28,787,145    2.9
                                                                                          -------------  ------
                                                                                             43,732,545    4.4

Oil & Gas                       198,300    Chevron Corporation                               18,330,356    1.9
                                503,035    Exxon Mobil Corporation                           41,909,103    4.2
                                299,600    Texaco Inc.                                       17,208,275    1.7
                                                                                          -------------  ------
                                                                                             77,447,734    7.8

Paper &                         289,800    International Paper Company                       10,088,662    1.0
Forest                          270,500    Weyerhaeuser Company                              13,423,563    1.4
Products                                                                                  -------------  ------
                                                                                             23,512,225    2.4

Personal                        233,800    The Estee Lauder Companies Inc.
Products                                   (Class A)                                         10,477,163    1.0

Pharma-                         388,000    Bristol-Myers Squibb Company                      21,364,250    2.2
ceuticals                       245,600    Merck & Co., Inc.                                 18,327,900    1.8
                                352,900    Pfizer Inc.                                       15,726,106    1.6
                                263,759    Pharmacia Corporation                             13,698,983    1.4
                                182,200    Warner-Lambert Company                            22,251,175    2.2
                                                                                          -------------  ------
                                                                                             91,368,414    9.2

Semiconductor                    76,000  ++Applied Materials, Inc.                            6,346,000    0.6
Equipment &                     272,300    Intel Corporation                                 33,952,406    3.4
Products                        315,400    Texas Instruments Incorporated                    22,787,650    2.3
                                                                                          -------------  ------
                                                                                             63,086,056    6.3


May 31, 2000
Mercury U.S. Large Cap Fund


SCHEDULE OF INVESTMENTS

MERCURY MASTER U.S. LARGE CAP PORTFOLIO
                                                                                                In US Dollars
                                Shares                                                                 Percent of
Industries                       Held                Common Stocks                            Value    Net Assets
Software                        179,400  ++Citrix Systems, Inc.                           $   9,440,925    1.0%
                                496,500  ++Microsoft Corporation                             31,031,250    3.1
                                180,900  ++Oracle Corporation                                12,990,881    1.3
                                                                                          -------------  ------

                                                                                             53,463,056    5.4

Specialty                       150,850    The Home Depot, Inc.                               7,363,366    0.7
Retail

Wireless                        123,000  ++Nextel Communications, Inc. (Class A)             11,385,188    1.1

Telecom-                        282,700  ++Sprint Corp. (PCS Group)                          15,689,850    1.6
munications                                                                                  27,075,038    2.7
Services

                                           Total Common Stock
                                           (Cost--$876,118,862)                             968,798,702   97.1

                                           Total Investments
                                           (Cost--$876,118,862)                             968,798,702   97.1

                                           Time Deposit*                                     37,087,000    3.7

                                           Liabilities in Excess of Other Assets             (8,071,707)  (0.8)
                                                                                          -------------  ------
                                           Net Assets                                     $ 997,813,995  100.0%
                                                                                          =============  ======



 *Time deposit bears interest at 6.75% and matures on 6/01/2000.
++Non-income producing security.

See Notes to Financial Statements.


May 31, 2000
Mercury U.S. Large Cap Fund


STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2000
MERCURY MASTER U.S. LARGE CAP PORTFOLIO
Assets:
Investments, at value (identified cost--$876,118,862)                                    $  968,798,702
Time Deposits                                                                                37,087,000
Receivables:
 Dividends                                                               $   1,173,362
 Contributions                                                               1,015,608
 Interest                                                                        6,954        2,195,924
                                                                         -------------   --------------
Total assets                                                                              1,008,081,626
                                                                                         --------------

Liabilities:
Payables:
 Securities purchased                                                        5,976,702
 Withdrawals                                                                 2,212,525
 Custodian bank                                                              1,635,306
 Investment adviser                                                            354,404       10,178,937
                                                                        --------------
Accrued expenses and other liabilities                                                           88,694
                                                                                         --------------
Total liabilities                                                                            10,267,631
                                                                                         --------------

Net Assets:
Net assets                                                                               $  997,813,995
                                                                                         ==============

Net Assets Consist of:
Partners' capital                                                                        $  905,134,155
Unrealized appreciation on investments--net                                                  92,679,840
                                                                                         --------------
Net assets                                                                               $  997,813,995
                                                                                         ==============

See Notes to Financial Statements.


May 31, 2000
Mercury U.S. Large Cap Fund


STATEMENT OF OPERATIONS
For the Year Ended May 31, 2000
MERCURY MASTER U.S. LARGE CAP PORTFOLIO
Investment Income:
Dividends                                                                                $    9,585,887
Interest and discount earned                                                                  1,147,725
                                                                                         --------------
Total income                                                                                 10,733,612
                                                                                         ==============

Expenses:
Investment advisory fees                                                $    5,138,456
Custodian fees                                                                  86,542
Accounting services                                                             72,988
Professional fees                                                               63,591
Trustees' fees and expenses                                                     26,371
Offering costs                                                                  16,132
Pricing fees                                                                     1,879
Other                                                                           20,295
                                                                        --------------
Total expenses                                                                                5,426,254
                                                                                         --------------
Investment income--net                                                                        5,307,358
                                                                                         --------------

Realized & Unrealized Gain on Investments--Net:
Realized gain from investments--net                                                          28,108,376
Change in unrealized appreciation/depreciation on investments--net                          103,699,952
                                                                                         --------------
Net Increase in Net Assets Resulting from Operations                                     $  137,115,686
                                                                                         ==============

See Notes to Financial Statements.


May 31, 2000
Mercury U.S. Large Cap Fund


STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY MASTER U.S. LARGE CAP PORTFOLIO
                                                                           For the       For the Period
                                                                          Year Ended   January 29, 1999++
                                                                           May 31,         to May 31,
Increase (Decrease)in Net Assets:                                            2000             1999
Operations:
Investment income--net                                                  $    5,307,358   $    1,647,889
Realized gain (loss) on investments--net                                    28,108,376       (1,326,283)
Change in unrealized appreciation/depreciation
on investments--net                                                        103,699,952      (11,020,112)
                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from
operations                                                                 137,115,686      (10,698,506)
                                                                        --------------   --------------

Net Capital Contributions:
Increase (decrease) in net assets derived from net capital
contributions                                                              (63,101,832)     934,398,547
                                                                        --------------   --------------

Net Assets:
Total increase in net assets                                                74,013,854      923,700,041
Beginning of period                                                        923,800,141          100,100
                                                                        --------------   --------------
End of period                                                           $  997,813,995   $  923,800,141
                                                                        ==============   ==============


++Commencement of operations.

  See Notes to Financial Statements.


May 31, 2000
Mercury U.S. Large Cap Fund


FINANCIAL HIGHLIGHTS

MERCURY MASTER U.S. LARGE CAP PORTFOLIO

The following ratios have been derived from information provided in the financial statements.
                                                                            For the        For the Period
                                                                           Year Ended    January 29, 1999++
                                                                            May 31,         to May 31,
                                                                              2000             1999
Ratios to Average Net Assets:
Expenses                                                                          .53%            .54%*
                                                                           ===========      ===========
Investment income--net                                                            .52%            .61%*
                                                                           ===========      ===========

Supplemental Data:
Net assets, end of period (in thousands)                                   $   997,814      $   923,800
                                                                           ===========      ===========
Portfolio turnover                                                              86.47%           17.13%
                                                                           ===========      ===========

 *Annualized.
++Commencement of operations.

  See Notes to Financial Statements.


May 31, 2000
Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS


MERCURY MASTER U.S. LARGE CAP PORTFOLIO

1 Significant Accounting Policies:
Mercury Master U.S. Large Cap Portfolio (the "Portfolio") is part of Mercury Asset Management Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the over-the-counter market are valued at the last available ask price prior to the time of valuation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



May 31, 2000
Mercury U.S. Large Cap Fund



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Portfolio will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Custodian bank--The Portfolio recorded an amount payable to the Custodian Bank resulting from a timing difference of security transaction settlements.



May 31, 2000
Mercury U.S. Large Cap Fund



NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


2 Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Mercury Asset Management International Ltd. ("Mercury International"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

Mercury International is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .50% of the average daily value of the Portfolio's net assets. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. Mercury International has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that Mercury International actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

Accounting services are provided to the Portfolio by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Asset Management Funds, Inc., Mercury
International, FAM, PSI, and/or ML & Co.

3 Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2000 were $845,186,867 and $905,408,670, respectively.

Net realized gains for the year ended May 31, 2000 and net unrealized gains as of May 31, 2000 were as follows:

                                            Realized          Unrealized
                                             Gains              Gains

Long-term investments                    $   28,108,376     $ 92,679,840
                                         --------------     ------------
Total                                    $   28,108,376     $ 92,679,840
                                         ==============     ============


As of May 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $89,792,653, of which $167,648,696 related to appreciated securities and $77,856,043 related to depreciated securities. At May 31, 2000, the aggregate cost of investments for Federal income tax purposes was $879,006,049.


May 31, 2000
Mercury U.S. Large Cap Fund


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

MERCURY MASTER U.S. LARGE CAP PORTFOLIO
The Board of Trustees and Shareholders, Mercury
Master U.S. Large Cap Portfolio (One of the Series constituting Mercury Asset Management Master Trust):

We have audited the accompanying statement of assets and liabilities of Mercury Master U.S. Large Cap Portfolio, including the schedule of investments, as of May 31, 2000, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period January 29, 1999 (commencement of operations) to May 31, 1999. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Master U.S. Large Cap Portfolio as of May 31, 2000, the results of its operations for the year then ended and the changes in its net assets, and the financial highlights for the year then ended and for the period January 29, 1999 (commencement of operations) to May 31, 1999 in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 6, 2000
</AUDIT-REPORT>


May 31, 2000
Mercury U.S. Large Cap Fund


OFFICERS AND DIRECTORS

Jeffrey M. Peek, Director and President
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Terry K. Glenn, Director and
Executive Vice President
Peter John Gibbs, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260